As filed with the Securities and Exchange Commission on February 4, 2009

Registration No. 333- 152347

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

AMENDMENT NO. 1

to

FORM S-1

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933

ICOP Digital, Inc.

(Exact name of registrant as specified in its charter)

Colorado	3663	84-1493152
(State or jurisdiction of incorporation or organization)	(Primary Standard Industrial Classification Code No.)	(IRS Employer Identification No.)

16801 W. 116th Street

Lenexa, Kansas 66219

(913) 338-5550

(Address, including zip code, and telephone number, including area code, of registrant’s principal executive offices)

David C. Owen

16801 W. 116th Street

Lenexa, Kansas 66219

(913) 338-5550

(Name, address, including zip code, and telephone number, including area code, of agent for service)

Copies to:

Mark A. von Bergen Jason H. Barker Holland & Knight LLP 2300 US Bancorp Tower 111 SW Fifth Avenue Portland, Oregon 97204 (503) 243-2300	Debra K. Weiner Wickersham & Murphy, P.C. 430 Cambridge Avenue, Suite 100 Palo Alto, CA 94306 (650) 323-6400

Approximate Date of Commencement of Proposed Sale to Public:

As soon as practicable after the effective date of this Registration Statement.

If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, other than securities offered only in connection with dividend or interest reinvestment plans, check the following box:  ☒

If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.  ☐

If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.  ☐

If this Form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.  ☐

Indicate by check mark whether the registrant is a large accelerated filer, an accelerated filer, a non-accelerated filer, or a smaller reporting company. See definitions of “large accelerated filer,” “accelerated filer,” and “smaller reporting company” in Rule 12b-2 of the Exchange Act. (Check one):

Large accelerated filer ☐	Accelerated filer ☐	Non-accelerated filer ☐	Smaller reporting company ☒
(Do not check if a smaller reporting company)

The Registrant hereby amends this registration statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this registration statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933, as amended, or until the registration statement shall become effective on such date as the Commission, acting pursuant to said Section 8(a), may determine.

PART II

INFORMATION NOT REQUIRED IN PROSPECTUS

Item 13.	Other Expenses of Issuance and Distribution.

The estimated expenses of the offering, all of which are to be borne by the Registrant, are as follows:

SEC Registration Fee	$90
FINRA Filing Fee	$728
Nasdaq Additional Listing Fee*	$12,500
Underwriter’s Non-accountable Expense Allowance*	$54,375
Printing and Engraving*	$25,000
Accounting Fees and Expenses*	$15,000
Legal Fees and Expenses*	$90,000
Transfer Agent Fees*	$5,000
Miscellaneous*	$2,307

Total*	$205,000

*	Estimated

Item 14.	Indemnification of Directors and Officers.

Our Bylaws provide that, in the event a director, officer or employee is made a party or threatened to be made a party by reason of service as a director, officer or employee of the Company (or by reason of service as a director, officer, employee or agent of another entity at the request of the Company), then we shall indemnify that individual against expenses (including attorneys’ fees) actually and reasonably incurred by the person in connection with the defense or settlement of the action if the person acted in good faith and, in the case of conduct in the person’s official capacity, in a manner the person reasonably believed to be in the best interests of the Company or, in all other cases, in a manner that was at least not opposed to the Company’s best interests. Notwithstanding the foregoing, no indemnification shall be made if the person is adjudged to be liable to the Company, or if the person is adjudged liable on the basis that the person derived an improper personal benefit. Under certain circumstances, we may pay expenses (including attorneys’ fees) incurred in defending a civil or criminal action, suit or proceeding in advance to the final disposition of the matter. Furthermore, our Articles of Incorporation, as amended, provide for indemnification of our directors, officers, agents, fiduciaries and employees against any claim, liability or expense arising against or incurred by such person because the person is or was a director, officer, fiduciary, or employee of the Company (or because the person served as a director, officer, employee, partner, trustee or agent of another entity at the request of the Company) to the maximum extent permitted under Colorado law. Colorado law generally permits a corporation to provide indemnification if the individual: (i) acted in good faith; and (ii) reasonably believed that, in the case of conduct in an official capacity, such conduct was in the corporation’s best interests and, in all other cases, that such conduct was at least not opposed to the corporation’s best interests. In a criminal proceeding, the person must have had no reasonable cause to believe the person’s conduct was unlawful.

Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended (the “Securities Act”) may be permitted to directors, officers and controlling persons of Registrant pursuant to the above, the Registrant has been advised that in the opinion of the SEC such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable.

Item 15.	Recent Sales of Unregistered Securities.

In September 2005, pursuant to an exemption under Section 4(2) of the Securities Act (“Section 4(2)”), we issued a warrant to Elite Financial Communications Group, LLC to purchase 25,000 shares of common stock for $7.50 per share in exchange for services. The warrant expires in 2008. We subsequently registered the shares underlying the warrants for resale on a Form S-3 registration statement.

In November 2005, pursuant to an exemption under Section 4(2), we issued a warrant to Lou Anemone, a member of our Advisory Board, to purchase up to 25,000 shares of common stock for $7.50 per share. The warrant expires in 2010. We subsequently registered the shares underlying the warrants for resale on a Form S-3 registration statement.

In December 2005, pursuant to an exemption under Section 4(2) and/or Regulation D, we completed a private placement of 650,000 shares of common stock and 227,500 warrants, each to purchase one share of common stock, with 31 accredited investors for an aggregate purchase price of $3,848,000. Paulson Investment Company, Inc. acted as placement agent in the private placement and received cash commission of approximately $308,000 and a warrant to purchase up to 65,000 shares of common stock and 33,750 warrants, each to purchase one share of common stock. We subsequently registered the shares and warrants (and the shares underlying the warrants), including the shares and warrants issuable upon exercise of the placement agent’s warrant, for resale on a Form S-3 registration statement.

In August 2006, pursuant to an exemption under Section 4(2), we issued a warrant to Albert DeProspero, a former member of our Advisory Board, to purchase up to 10,000 shares of common stock for $7.50 per share in exchange for services. The warrant expires in August 2011.

In September 2006, pursuant to an exemption under Section 4(2), we issued a warrant to Northeast Securities, Inc., a consultant, to purchase up to 30,000 shares of common stock for $6.81 per share in exchange for services. The warrant expires in August 2009.

Item 16.     Exhibits.

Exhibit No.	Description
1.1	Form of Underwriting Agreement.**

3.1	Articles of Incorporation (incorporated by reference to Exhibit 2.1 of the Registration Statement on Form 10 filed with the Commission on September 13, 1999).

3.2	First Articles of Amendment to Articles of Incorporation (incorporated by reference to Exhibit 3.1 of the Form 8-K filed August 16, 2001).

3.3	Second Articles of Amendment to Articles of Incorporation (incorporated by reference to Exhibit 3.1 of the Form 8-K filed August 26, 2002).

3.4	Third Articles of Amendment to Articles of Incorporation (incorporated by reference to Exhibit 3.4 of the Form SB-2 registration statement filed April 4, 2005).

3.5	Fourth Articles of Amendment to Articles of Incorporation (incorporated by reference to Exhibit 3.5 of the Form 10-KSB filed March 22, 2007).

3.6	Amended and Restated Bylaws (incorporated by reference to Exhibit 3.2 of the Form 8-K filed August 16, 2001).

3.7	Third Amended and Restated Bylaws (incorporated by reference to Exhibit 3.1 of the Form 8-K filed December 4, 2007).

4.1	Form of Common Stock Certificate (incorporated by reference to Exhibit 4.1 to our Registration Statement on Form SB-2 filed April 4, 2005 (Reg. No. 333-123827), as amended).

4.2	Form of Redeemable Public Warrant (incorporated by reference to Exhibit 4.2 to our Registration Statement on Form SB-2 filed April 4, 2005 (Reg. No. 333-123827), as amended).

4.3	Form of Unit Certificate (incorporated by reference to Exhibit 4.4 to our Registration Statement on Form SB-2 filed April 4, 2005 (Reg. No. 333-123827), as amended).

4.4	Form of Warrant Agent Agreement (incorporated by reference to Exhibit 4.5 to our Registration Statement on Form SB-2 filed April 4, 2005 (Reg. No. 333-123827), as amended).

4.5	Form of Representative’s Warrant (incorporated by reference to Exhibit 4.6 to our Registration Statement on Form SB-2 filed April 4, 2005 (Reg. No. 333-123827), as amended).

4.6	Form of Warrant Agreement between the Registrant and Computershare Trust Company, Inc. and Form of Warrant, dated as of December 8, 2005 (incorporated by reference to Exhibit 4.3 to our Registration Statement on Form S-3 filed January 4, 2006 (Reg. No. 333-130856), as amended).

4.7	Form of Purchase Warrant to placement agent (incorporated by reference to Exhibit 4.4 to our Registration Statement on Form S-3 filed January 4, 2006 (Reg. No. 333-130856), as amended).

4.8	Form of Representative’s Warrant (incorporated by reference to Exhibit 4.6 to our Registration Statement on Form SB-2 filed April 4, 2005 (Reg. No. 333-123827), as amended).

4.9	Form of Warrant issued to Elite Financial Communications Group, LLC (incorporated by reference to Exhibit 4.8 to our Registration Statement on Form S-3 filed January 4, 2006 (Reg. No. 333-130856), as amended).

4.10	Form of Warrant issued to Lou Anemone (incorporated by reference to Exhibit 4.9 to our Registration Statement on Form S-3 filed January 4, 2006 (Reg. No. 333-130856), as amended).

4.11	Form of Warrant issued to independent directors (incorporated by reference to Exhibit 4.10 to our Registration Statement on Form S-3 filed January 4, 2006 (Reg. No. 333-130856), as amended).

4.12	Form of Securities Purchase Agreement, Amendment No. 1 to Securities Purchase Agreement and Registration Rights Agreement (incorporated by reference to the Form 8-K current report filed December 9, 2005).

4.13	Warrant issued to Investor Awareness, Inc. dated March 7, 2005 (incorporated by reference to Exhibit 10.21 to our Registration Statement on Form SB-2 filed April 4, 2005 (Reg. No. 333-123827), as amended).

4.14	Form of Representative’s Warrant.**

5.1	Opinion of Holland & Knight LLP.*

10.1	2002 Stock Option Plan (incorporated by reference to Exhibit 10.6 to our Registration Statement on Form SB-2 filed April 4, 2005 (Reg. No. 333-123827), as amended).

10.2	Software Decode License Agreement dated as of January 7, 2005 (incorporated by reference to Exhibit 10.9 to our Registration Statement on Form SB-2 filed April 4, 2005 (Reg. No. 333-123827), as amended).CTR

10.3	Memorandum of Understanding between the Registrant and TriSquare Communications (Hong Kong) Co., Ltd., dated as of February 11, 2004 (incorporated by reference to Exhibit 10.10 to our Registration Statement on Form SB-2 filed April 4, 2005 (Reg. No. 333-123827), as amended).CTR

10.4	Development and Manufacturing Agreement between the Registrant and Tietech Co., Ltd., dated as of February 10, 2005 (incorporated by reference to Exhibit 10.11 to our Registration Statement on Form SB-2 filed April 4, 2005 (Reg. No. 333-123827), as amended).CTR

10.5	Commercial Lease Agreement dated April 12, 2005 (incorporated by reference to Exhibit 10.22 to our Registration Statement on Form SB-2 filed April 4, 2005 (Reg. No. 333-123827), as amended).

10.6	Amended and Restated Executive Employment Agreement dated as of March 16, 2008 with David C. Owen (incorporated by reference to Exhibit 10.7 to the Form 10-Q filed May 14, 2008).

10.7	Amended and Restated Executive Employment Agreement dated as of March 16, 2008 with Laura E. Owen (incorporated by reference to Exhibit 10.8 to the Form 10-Q filed May 14, 2008).

10.8	2005 Employee Stock Purchase Plan (incorporated by reference to Exhibit 4.6 to the Registration Statement on Form S-8 (Reg. No. 333-131038) filed January 13, 2006, as amended).

10.9	Executive Employment Agreement dated as of July 10, 2007 with Derick D. Shupe (incorporated by reference to Exhibit 10.10 of the Form 10-KSB filed March 28, 2008).

10.10	Promissory Note dated March 3, 2008 to Bank of Blue Valley (incorporated by reference to Exhibit 10.11 of the Form 10-KSB filed March 28, 2008).

10.11	Commercial and Industrial Real Estate Contract dated February 12, 2007.**

10.12	Commercial Lease Agreement dated February 22, 2007.**

10.13	Lease Amendment No. 1, dated September 13, 2007 (incorporated by reference to Exhibit 10.12 of the Form 10-KSB filed March 28, 2008).

10.14	Commercial Line of Credit Agreement and Note dated January 9, 2008.**

10.15	Business Loan Agreement dated January 9, 2008.**

10.16	Commercial Security Agreement dated January 9, 2008.**

10.17	Agreement Terminating Stock Grant and Options dated as of July 10, 2008 with David C. Owen (incorporated by reference to Exhibit 10.1 to the Form 10-Q filed August 13, 2008).

10.18	Agreement Terminating Stock Grant and Options dated as of July 10, 2008 with Laura E. Owen (incorporated by reference to Exhibit 10.2 to the Form 10-Q filed August 13, 2008).

10.19	Non-Statutory Stock Option Agreement as of July 10, 2008 with David C. Owen (incorporated by reference to Exhibit 10.3 to the Form 10-Q filed August 13, 2008).

10.20	Non-Statutory Stock Option Agreement as of July 10, 2008 with Laura E. Owen (incorporated by reference to Exhibit 10.4 to the Form 10-Q filed August 13, 2008).

10.21	Purchasing Agreement entered into November 10, 2008 (incorporated by reference to Exhibit 10.1 of the 10-Q filed November 14, 2008).

10.22	Amendment #1 to Purchasing Agreement entered into November 10, 2008 (incorporated by reference to Exhibit 10.2 of the 10-Q filed November 14, 2008).

10.23	Inventory Rider to Purchasing Agreement entered into November 10, 2008 (incorporated by reference to Exhibit 10.3 of the 10-Q file d November 14, 2008).

10.24	Manufacturing Agreement dated as of November 5, 2008. CTR

10.25	First Amendment to Executive Employment Agreement dated as of December 17, 2008 with David C. Owen.

10.26	First Amendment to Executive Employment Agreement dated as of December 17, 2008 with Laura E. Owen.

23.1	Consent of Cordovano and Honeck, LLP.**

23.2	Consent of Holland & Knight LLP (included in Exhibit 5.1).*

24.1	Power of Attorney. Reference is made to the signature page of the Registration Statement on Form S-1 (File No. 333-152347), filed on July 15, 2008.**

24.2	Power of Attorney for Bryan Ferguson.

CTR	Portions of this exhibit have been omitted pursuant to a request for confidential treatment.
*	To be filed by amendment.
**	Previously filed.

Item 17.     Undertakings.

The undersigned registrant hereby undertakes:

(1) File, during any period in which it offers or sells securities, a post-effective amendment to this registration statement to:

(i) Include any prospectus required by section 10(a)(3) of the Securities Act;

(ii) Reflect in the prospectus any facts or events which, individually or together, represent a fundamental change in the information in the registration statement; and notwithstanding the foregoing, any increase or decrease in volume of securities offered (if the total dollar value of securities offered would not exceed that which was registered) and any deviation from the low or high end of the estimated maximum offering range may be reflected in the form of prospectus filed with the Commission pursuant to Rule 424(b) if, in the aggregate, the changes in volume and price represent no more than a 20% change in the maximum aggregate offering price set forth in the “Calculation of Registration Fee” table in the effective registration statement.

(iii) Include any additional or changed material information on the plan of distribution.

(2) For determining liability under the Securities Act, treat each post-effective amendment as a new registration statement of the securities offered, and the offering of the securities at that time to be the initial bona fide offering.

(3) File a post-effective amendment to remove from registration any of the securities that remain unsold at the end of the offering.

(4) For determining liability of the undersigned small business issuer under the Securities Act to any purchaser in the initial distribution of the securities, the undersigned small business issuer undertakes that in a primary offering of securities of the undersigned small business issuer pursuant to this registration statement, regardless of the underwriting method used to sell the securities to the purchaser, if the securities are offered or sold to such purchaser by means of any of the following communications, the undersigned small business issuer will be a seller to the purchaser and will be considered to offer or sell such securities to such purchaser:

(i) Any preliminary prospectus or prospectus of the undersigned small business issuer relating to the offering required to be filed pursuant to Rule 424;

(ii) Any free writing prospectus relating to the offering prepared by or on behalf of the undersigned small business issuer or used or referred to by the undersigned small business issuer;

(iii) The portion of any other free writing prospectus relating to the offering containing material information about the undersigned small business issuer or its securities provided by or on behalf of the undersigned small business issuer; and

(iv) Any other communication that is an offer in the offering made by the undersigned small business issuer to the purchaser.

(5)	That, if the registrant is relying on Rule 430A, the registrant will:

(i) For determining any liability under the Securities Act, treat the information omitted from the form of prospectus filed as part of this registration statement in reliance upon Rule 430A and contained in a form of prospectus filed by the registrant under Rule 424(b)(1), or (4), or 497(h) under the Securities Act as part of this registration statement as of the time the Commission declared it effective; and

(ii) For determining any liability under the Securities Act, treat each post-effective amendment that contains a form of prospectus as a new registration statement for the securities offered in the registration statement, and that offering of the securities at that time as the initial bona fide offering of those securities.

(6)	That, for the purpose of determining liability under the Securities Act to any purchaser:

(i) If the registrant is relying on Rule 430B:

(a) Each prospectus filed by the registrant pursuant to Rule 424(b)(3) shall be deemed to be part of the registration statement as of the date the filed prospectus was deemed part of and included in the registration statement; and

(b) Each prospectus required to be filed pursuant to Rule 424(b)(2), (b)(5), or (b)(7) as part of a registration statement in reliance on Rule 430B relating to an offering made pursuant to Rule 415(a)(1)(i), (vii), or (x) for the purpose of providing the information required by section 10(a) of the Securities Act shall be deemed to be part of and included in the registration statement as of the earlier of the date such form of prospectus is first used after effectiveness or the date of the first contract of sale of securities in the offering described in the prospectus. As provided in Rule 430B, for liability purposes of the issuer and any person that is at that date an underwriter, such date shall be deemed to be a new effective date of the registration statement relating to the securities in the registration statement to which that prospectus relates, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof. Provided, however, that no statement made in a registration statement or prospectus that is part of the registration statement or made in a document incorporated or deemed incorporated by reference into the registration statement or prospectus that is part of the registration statement will, as to a purchaser with a time of contract of sale prior to such effective date, supersede or modify any statement that was made in the registration statement or prospectus that was part of the registration statement or made in any such document immediately prior to such effective date; or

(ii) If the registrant is subject to Rule 430C, each prospectus filed pursuant to Rule 424(b) as part of a registration statement relating to an offering, other than registration statements relying on Rule 430B or other than prospectuses filed in reliance on Rule 430A, shall be deemed to be part of and included in the registration statement as of the date it is first used after effectiveness. Provided, however, that no statement made in a registration statement or prospectus that is part of the registration statement or made in a document incorporated or deemed incorporated by reference into the registration statement or prospectus that is part of the registration statement will, as to a purchaser with a time of contract of sale prior to such first use, supersede or modify any statement that was made in the registration statement or prospectus that was part of the registration statement or made in any such document immediately prior to such date of first use;

(7) If the registrant requests acceleration of the effective date of the registration statement under Rule 461, then in the event that a claim for indemnification against such liabilities (other than the payment by the small business issuer of expenses incurred or paid by a director, officer or controlling person of the small business issuer in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers and controlling persons of the registrant pursuant to the provisions described under Item 15 above, or otherwise, the registrant has been advised that in the opinion of the SEC such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities, other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding, is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

SIGNATURES

Pursuant to the requirements of the Securities Act, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-1 and has duly caused this Amendment No. 1 to the registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Lenexa, Kansas on February 2, 2009.

ICOP Digital, Inc.

By:	/s/ David C. Owen

David C. Owen, Chief Executive Officer

Pursuant to the requirements of the Securities Act, this Amendment No. 1 to the registration statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ David C. Owen David C. Owen	Director (Principal Executive Officer)	February 2, 2009

/s/ Laura E. Owen Laura E. Owen	Director, President (Principal Operating Officer)	February 2, 2009

/s/ Derick D. Shupe Derick D. Shupe	Chief Financial Officer (Principal Accounting and Financial Officer)	February 2, 2009

* Roger L. Mason	Director	February 2, 2009

* Noel Koch	Director	February 2, 2009

*	Director	February 2, 2009
Bryan Ferguson

*By:	/s/ David C. Owen David C. Owen, Attorney-in-fact

EXHIBIT INDEX

Exhibit No.	Description

1.1	Form of Underwriting Agreement.**

3.1	Articles of Incorporation (incorporated by reference to Exhibit 2.1 of the Registration Statement on Form 10 filed with the Commission on September 13, 1999).

3.2	First Articles of Amendment to Articles of Incorporation (incorporated by reference to Exhibit 3.1 of the Form 8-K filed August 16, 2001).

3.3	Second Articles of Amendment to Articles of Incorporation (incorporated by reference to Exhibit 3.1 of the Form 8-K filed August 26, 2002).

3.4	Third Articles of Amendment to Articles of Incorporation (incorporated by reference to Exhibit 3.4 of the Form SB-2 registration statement filed April 4, 2005).

3.5	Fourth Articles of Amendment to Articles of Incorporation (incorporated by reference to Exhibit 3.5 of the Form 10-KSB filed March 22, 2007).

3.6	Amended and Restated Bylaws (incorporated by reference to Exhibit 3.2 of the Form 8-K filed August 16, 2001).

3.7	Third Amended and Restated Bylaws (incorporated by reference to Exhibit 3.1 of the Form 8-K filed December 4, 2007).

4.1	Form of Common Stock Certificate (incorporated by reference to Exhibit 4.1 to our Registration Statement on Form SB-2 filed April 4, 2005 (Reg. No. 333-123827), as amended).

4.2	Form of Redeemable Public Warrant (incorporated by reference to Exhibit 4.2 to our Registration Statement on Form SB-2 filed April 4, 2005 (Reg. No. 333-123827), as amended).

4.3	Form of Unit Certificate (incorporated by reference to Exhibit 4.4 to our Registration Statement on Form SB-2 filed April 4, 2005 (Reg. No. 333-123827), as amended).

4.4	Form of Warrant Agent Agreement (incorporated by reference to Exhibit 4.5 to our Registration Statement on Form SB-2 filed April 4, 2005 (Reg. No. 333-123827), as amended).

4.5	Form of Representative’s Warrant (incorporated by reference to Exhibit 4.6 to our Registration Statement on Form SB-2 filed April 4, 2005 (Reg. No. 333-123827), as amended).

4.6	Form of Warrant Agreement between the Registrant and Computershare Trust Company, Inc. and Form of Warrant, dated as of December 8, 2005 (incorporated by reference to Exhibit 4.3 to our Registration Statement on Form S-3 filed January 4, 2006 (Reg. No. 333-130856), as amended).

4.7	Form of Purchase Warrant to placement agent (incorporated by reference to Exhibit 4.4 to our Registration Statement on Form S-3 filed January 4, 2006 (Reg. No. 333-130856), as amended).

4.8	Form of Representative’s Warrant (incorporated by reference to Exhibit 4.6 to our Registration Statement on Form SB-2 filed April 4, 2005 (Reg. No. 333-123827), as amended).

4.9	Form of Warrant issued to Elite Financial Communications Group, LLC (incorporated by reference to Exhibit 4.8 to our Registration Statement on Form S-3 filed January 4, 2006 (Reg. No. 333-130856), as amended).

4.10	Form of Warrant issued to Lou Anemone (incorporated by reference to Exhibit 4.9 to our Registration Statement on Form S-3 filed January 4, 2006 (Reg. No. 333-130856), as amended).

4.11	Form of Warrant issued to independent directors (incorporated by reference to Exhibit 4.10 to our Registration Statement on Form S-3 filed January 4, 2006 (Reg. No. 333-130856), as amended).

4.12	Form of Securities Purchase Agreement, Amendment No. 1 to Securities Purchase Agreement and Registration Rights Agreement (incorporated by reference to the Form 8-K current report filed December 9, 2005).

4.13	Warrant issued to Investor Awareness, Inc. dated March 7, 2005 (incorporated by reference to Exhibit 10.21 to our Registration Statement on Form SB-2 filed April 4, 2005 (Reg. No. 333-123827), as amended).

4.14	Form of Representative’s Warrant.**

5.1	Opinion of Holland & Knight LLP.*

10.1	2002 Stock Option Plan (incorporated by reference to Exhibit 10.6 to our Registration Statement on Form SB-2 filed April 4, 2005 (Reg. No. 333-123827), as amended).

10.2	Software Decode License Agreement dated as of January 7, 2005 (incorporated by reference to Exhibit 10.9 to our Registration Statement on Form SB-2 filed April 4, 2005 (Reg. No. 333-123827), as amended).CTR

10.3	Memorandum of Understanding between the Registrant and TriSquare Communications (Hong Kong) Co., Ltd., dated as of February 11, 2004 (incorporated by reference to Exhibit 10.10 to our Registration Statement on Form SB-2 filed April 4, 2005 (Reg. No. 333-123827), as amended).CTR

10.4	Development and Manufacturing Agreement between the Registrant and Tietech Co., Ltd., dated as of February 10, 2005 (incorporated by reference to Exhibit 10.11 to our Registration Statement on Form SB-2 filed April 4, 2005 (Reg. No. 333-123827), as amended).CTR

10.5	Commercial Lease Agreement dated April 12, 2005 (incorporated by reference to Exhibit 10.22 to our Registration Statement on Form SB-2 filed April 4, 2005 (Reg. No. 333-123827), as amended).

10.6	Amended and Restated Executive Employment Agreement dated as of March 16, 2008 with David C. Owen (incorporated by reference to Exhibit 10.7 to the Form 10-Q filed May 14, 2008).

10.7	Amended and Restated Executive Employment Agreement dated as of March 16, 2008 with Laura E. Owen (incorporated by reference to Exhibit 10.8 to the Form 10-Q filed May 14, 2008).

10.8	2005 Employee Stock Purchase Plan (incorporated by reference to Exhibit 4.6 to the Registration Statement on Form S-8 (Reg. No. 333-131038) filed January 13, 2006, as amended).

10.9	Executive Employment Agreement dated as of July 10, 2007 with Derick D. Shupe (incorporated by reference to Exhibit 10.10 of the Form 10-KSB filed March 28, 2008).

10.10	Promissory Note dated March 3, 2008 to Bank of Blue Valley (incorporated by reference to Exhibit 10.11 of the Form 10-KSB filed March 28, 2008).

10.11	Commercial and Industrial Real Estate Contract dated February 12, 2007.**

10.12	Commercial Lease Agreement dated February 22, 2007.**

10.13	Lease Amendment No. 1, dated September 13, 2007 (incorporated by reference to Exhibit 10.12 of the Form 10-KSB filed March 28, 2008).

10.14	Commercial Line of Credit Agreement and Note dated January 9, 2008.**

10.15	Business Loan Agreement dated January 9, 2008.**

10.16	Commercial Security Agreement dated January 9, 2008.**

10.17	Agreement Terminating Stock Grant and Options dated as of July 10, 2008 with David C. Owen (incorporated by reference to Exhibit 10.1 to the Form 10-Q filed August 13, 2008).

10.18	Agreement Terminating Stock Grant and Options dated as of July 10, 2008 with Laura E. Owen (incorporated by reference to Exhibit 10.2 to the Form 10-Q filed August 13, 2008).

10.19	Non-Statutory Stock Option Agreement as of July 10, 2008 with David C. Owen (incorporated by reference to Exhibit 10.3 to the Form 10-Q filed August 13, 2008).

10.20	Non-Statutory Stock Option Agreement as of July 10, 2008 with Laura E. Owen (incorporated by reference to Exhibit 10.4 to the Form 10-Q filed August 13, 2008).

10.21	Purchasing Agreement entered into November 10, 2008 (incorporated by reference to Exhibit 10.1 of the 10-Q filed November 14, 2008).

10.22	Amendment #1 to Purchasing Agreement entered into November 10, 2008 (incorporated by reference to Exhibit 10.2 of the 10-Q file November 14, 2008).

10.23	Inventory Rider to Purchasing Agreement entered into November 10, 2008 (incorporated by reference to Exhibit 10.3 of the 10-Q filed November 14, 2008).

10.24	Manufacturing Agreement dated as of November 5, 2008. CTR

10.25	First Amendment to Executive Employment Agreement dated as of December 17, 2008 with David C. Owen.

10.26	First Amendment to Executive Employment Agreement dated as of December 17, 2008 with Laura E. Owen.

23.1	Consent of Cordovano and Honeck, LLP.**

23.2	Consent of Holland & Knight LLP (included in Exhibit 5.1).*

24.1	Power of Attorney. Reference is made to the signature page of the Registration Statement on Form S-1 (File No. 333-152347), filed on July 15, 2008.**

24.2	Power of Attorney for Bryan Ferguson.

CTR	Portions of this exhibit have been omitted pursuant to a request for confidential treatment.
*	To be filed by amendment.
**	Previously filed.